Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David W. Heard, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Infinera Corporation for the quarterly period ended April 1, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Infinera Corporation.

Date:	February 29, 2024	/s/ DAVID W. HEARD
David W. Heard
Chief Executive Officer
(Principal Executive Officer)
I, Nancy Erba, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Infinera Corporation for the quarterly period ended April 1, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Infinera Corporation.

Date:	February 29, 2024	/s/ NANCY ERBA
Nancy Erba
Chief Financial Officer
(Principal Financial Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infinera Corporation and will be retained by Infinera Corporation and furnished to the U.S. Securities and Exchange Commission or its staff upon request.
This certification “accompanies” the Quarterly Report on Form 10-Q/A to which it relates, is not deemed filed with the U.S. Securities and Exchange Commission and is not to be incorporated by reference into any filing of Infinera Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q/A), irrespective of any general incorporation language contained in such filing.